SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _____________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2003

                                 _____________

                         CALIFORNIA INDEPENDENT BANCORP
               (Exact Name of Registrant as Specified in Charter)

        California                 0-26552                 68-0349947
     (State or Other       (Commission File Number)      (IRS Employer
       Jurisdiction                                    Identification No.)
     of Incorporation)

            1227 Bridge St., Suite C                         95991
                 Yuba City, CA                             (Zip Code)
   (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (530) 674-6000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

     California Independent Bancorp announced that they have agreed to enter into a definitive agreement with Humboldt Bancorp pursuant to which California Independent Bancorp will merge into Humboldt Bancorp. California Independent Bancorp is the holding company for Feather River State Bank, based in Yuba City, California. The press release issued on August 12, 2003 regarding the events outlined above appears as an exhibit to this report.

Item 7. Financial  Statements and Exhibits

     (c)  Exhibits

          99.1 Press release dated August 12, 2003.


                                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CALIFORNIA INDEPENDENT BANCORP

Date: August 12, 2003                     By:    /s/ Kevin R. Watson
                                              ----------------------------------
                                        Name:        Kevin R. Watson
                                       Title:  Chief Financial Officer/Corporate
                                              Secretary (Principal Financial and
                                                   Accounting Officer)